                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 29, 1998 included in EVI, Inc.'s Form 10-K for the fiscal year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
April 6, 1998